                                                                    EXHIBIT 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                               IDMEDICAL.COM, INC.

                          COMMON STOCK PURCHASE WARRANT

         1. Issuance. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by IDMedical.com, Inc. (the "Company"), ____________, Inc. (the "Holder"), is hereby granted the right to purchase, subject to Section 2 hereof, at any time commencing six months after the date of execution of this Warrant and continuing for a period of four years (the "Expiration Date"), _____________ (________) fully paid and nonassessable shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") at an initial exercise price per share of $1.10 (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

         2. Exercise of Warrants. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash, by certified or official bank check, or by wire transfer. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

         3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares"). The Company shall use its best efforts and all due diligence to increase the number of shares of Common Stock so reserved to cure any deficiencies, and, if necessary, to obtain approval of its stockholders therefor, including authorization of such additional number of shares of Common Stock as may be required in excess of the number so reserved.

         4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification (which shall not include the posting of any bond by the Holder), and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         6. Protection Against Dilution; Failure to Register Warrant Shares.

              6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock the Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock the Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

              6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as my be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

              6.3 Merger, Sale of Assets, Etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity including a merger or consolidation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the consideration deliverable to the Holder hereof in connection with any such transactions is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         7. Transfer to Comply with the Securities Act. This Warrant has not been registered under the Securities Act and has been issued to the holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

         8. Registration Rights. In the event that the Company files a Registration Statement under the Securities Act of 1933, as amended (the "Act"), which relates to a current offering of securities of the Company, either for the account of the Company or for the account of any other person or entity (except a Registration Statement on Form S-8, or other inappropriate form), such Registration statement and the prospectus included therein shall also include the Common Stock underlying this Warrant.

         9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or fax, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY: IDMEDICAL.COM, INC.
         4333 N. 30th Street
         Boulder, Colorado 80301
         Fax No.: (303) 546-6534

HOLDER:
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         10. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understanding of the parties hereto with respect to the subject matter hereof other than expressly contained herein and therein.

         11. Governing Law. This Warrant shall be deemed to be a contract under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms as in the Securities Purchase Agreement.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:         , 2000
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                                     IDMEDICAL.COM, INC.

                                     By:
                                        ------------------------------------
                                        Richard J. Schaller, Sr., President

Attest:

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Neil Cox, Secretary

                               NOTICE OF EXERCISE

                                               Dated:  __________________, _____

IDMedical.com, Inc.

Dear Sir or Madam:

         The undersigned, (the "Holder"), does hereby give notice that it wishes to purchase ___________ shares of Common Stock of IDMedical.com, Inc. (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below.

                  Name:
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                  Address:
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                                     HOLDER:

                                     By:
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                                     Its:
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